SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):            March 31, 1999
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                           SUN HEALTHCARE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


Delaware                          1-12040                       85-0410612
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(State or other jurisdiction   (Commission                 (I.R.S. Employer
 of incorporation               File Number)                Identification No.)


               101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO        87109
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (505) 821-3355
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

     On March 31, 1999, Sun Healthcare Group, Inc. ("Sun") filed its Form 10-K for the year ending December 31, 1998 with certain sections thereof omitted. Sun obtained an extension from the Securities and Exchange Commission (the "Commission") to file an amended Form 10-K, including such previously omitted sections, on or before April 15, 1999. As a result of management's determination (in light of recent discussions with the Commission and Sun's auditors) that Sun's June 30, 1998 acquisition of Retirement Care Associates, Inc. will need to be recorded as a purchase rather than a pooling of interests as originally recorded, Sun did not file the amended Form 10-K by April 15, 1999. Sun expects to file the amended Form 10-K, including the previously omitted sections, on or about April 23, 1999.

     Statements contained in this Current Report on Form 8-K that are not historical statements, including but not limited to statements containing the words "anticipates," "expects," "may," "plan," and "believe" constitute forward-looking statements within the meaning of federal law. Sun cautions investors that forward-looking statements are not guarantees of future performance, and they are subject to numerous uncertainties and risks that could cause Sun's actual results or performance to materially differ from management's current expectations.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SUN HEALTHCARE GROUP, INC.


                                    By:     /s/ William C. Warrick
                                            Name: William C. Warrick
                                            Title: Vice President, Corporate
                                                   Controller



Dated:  April 15, 1999







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